TAX SHARING AGREEMENT



     THIS TAX SHARING AGREEMENT, dated as of January 1, 2000, is by and between Intelligroup, Inc., a New Jersey corporation ("Intelligroup") and SeraNova, Inc., a New Jersey corporation ("SeraNova").

     WHEREAS, Intelligroup and SeraNova have executed that certain Distribution Agreement dated as of January 1, 2000, pursuant to which Intelligroup's existing business of providing internet solutions will be separated into an independent public company; and

     WHEREAS, it is appropriate and desirable to set forth the principles and responsibilities of the parties to this Agreement regarding future Adjustments with respect to Taxes, Tax Contests and other related Tax matters; and

     WHEREAS, the business operations of SeraNova were previously conducted within Intelligroup as a division and, for purposes of this Tax Sharing Agreement, the business operations of SeraNova shall include all past, present and future SeraNova Subsidiaries (as hereinafter defined) regardless of whether any such subsidiary was owned by the SeraNova Group at the time a tax benefit or detriment may arise.

     NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     For the purpose of this Agreement the following terms shall have the following meanings:

     1.1. "Adjustment" means the deemed increase or decrease in a Tax, determined on an issue-by-issue or transaction-by-transaction basis, as appropriate, and using the assumptions set forth in the next sentence, resulting from an adjustment made or proposed by a Taxing Authority with respect to any amount reflected or required to be reflected on any Return relating to such Tax. For purposes of determining such deemed increase or decrease in a Tax, the following assumptions will be used: (a) in the case of any income Tax, the highest marginal Tax rate or, in the case of any other Tax, the highest applicable Tax rate, in each case in effect with respect to that Tax for the Taxable period or any portion of the Taxable period to which the adjustment relates; and (b) such determination shall be made without regard to whether any actual increase or decrease in such Tax will in fact be realized with respect to the Return to which such adjustment relates.

     1.2. "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with, such other Person. For the purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of this Agreement, no member of one Group shall be treated as an Affiliate of any member of the other Group.

     1.3. "Agreement" means this Tax Sharing Agreement, including any schedules, exhibits and appendices attached hereto.

     1.4. "Code" means the Internal Revenue Code of 1986, as amended.

     1.5. "Consolidated Return" means, as appropriate, for any Taxable period or any portion of a Taxable period ending or deemed to end on or prior to the Distribution Date, any consolidated or combined Return that includes one or more members of the Intelligroup Group and/or one or more members of the SeraNova Group.

     1.6. "Consolidation" means, as appropriate, any Taxable period or any portion of a Taxable period during which one or more members of the SeraNova Group are members of a Intelligroup Consolidated Return.

     1.7. "Controlling Party" means Intelligroup or any other member of the Intelligroup Group, SeraNova or any other member of the SeraNova Group, as the case may be, that filed or, if no such Return has been filed, was required to file, a Return that is the subject of any Tax Contest, or any successor and/or assign of any of the foregoing; provided, however, that in the case of any Consolidated Return, the Person that actually filed such Consolidated Return (or any successor and/or assign of such Person) will be the Controlling Party, unless such Tax Contest arises from the business activities of only SeraNova or any other member of the SeraNova Group, in which case SeraNova will be the Controlling Party.

     1.8. "Correlative Adjustment" means, in the case of an Adjustment comprising a Non-Line of Business Adjustment, the net present value of any future increases or decreases in a Tax that would be realized, using the assumptions set forth in the next sentence, by either Intelligroup or any other member of the Intelligroup Group or SeraNova or any other member of the SeraNova Group, as the case may be, in one or more Taxable periods (or any portion of a Taxable period) but only if such increases or decreases (a) are a direct result of the Non-Line of Business Adjustment and (b) will take effect or begin to take effect in the Taxable period or portion of a Taxable period of or immediately following the Taxable period or portion of a Taxable period in which the Non-Line of Business Adjustment to such Tax is made. For purposes of determining the net present value of any such future increases or decreases in a tax, the following assumptions will be used: (i) a discount rate equal to the sum of the Federal Short-Term Rate as of the date of the Final Determination relating to such Non-Line of Business Adjustment plus 3.5%; (ii) in the case of any income Tax, the highest marginal Tax rate or, in the case of any other Tax, the highest applicable Tax rate, in each case in effect with respect to that Tax for the Taxable period, or portion of the Taxable period, in which the Non-Line of Business Adjustment was made; (iii) the depreciation, amortization or credit rate or lives, if applicable, in effect for the Taxable period, or portion of the Taxable period, in which the Non-Line of Business Adjustment was made; and
(iv) such determination shall be made without regard to whether any actual increases or decreases in such Tax will in fact be realized with respect to the future Returns to which such Correlative Adjustment relates.


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

     1.9. "Disputed Adjustment" has the meaning set forth in Section 3.4(b) hereof.

     1.10. "Distribution" means the distribution by Intelligroup on the Distribution Date of the SeraNova Common Stock, par value $.01 per share, owned by Intelligroup to the shareholders of Intelligroup as of the Record Date.

     1.11. "Distribution Date" means the business day as of which the Distribution shall be effected.

     1.12. "Distribution Documents" means all of the agreements and other documents entered into in connection with the restructuring, the Distribution or the other transactions contemplated hereby, including without limitation, this Agreement and the Distribution Agreement.

     1.13. "Federal Short-Term Rate" means the applicable federal short-term rate as determined under Section 1274(d) of the Code.

     1.14. "Final Determination" means (a) a decision, judgment, decree or other order by any court of competent jurisdiction, which has become final and is either no longer subject to appeal or for which a determination not to appeal has been made; (b) a closing agreement made under Section 7121 of the Code or any comparable foreign, state, local, municipal or other Taxing statute; (c) a final disposition by any Tax Authority of a claim for refund; or (d) any other written agreement relating to an Adjustment between any Taxing Authority and any Controlling Party the execution of which is formal and prohibits such Taxing Authority or the Controlling Party from seeking any further legal or administrative remedies with respect to such Adjustment.

     1.15. "Group" means, as the context requires, the Intelligroup Group or the SeraNova Group.

     1.16. "Indemnified Party" has the meaning set forth in Section 4.1(c) hereof.

     1.17. "Indemnifying Party" has the meaning set forth in Section 4.1(c) hereof.

     1.18. "Independent Third Party" means a nationally recognized law firm or any of the following accounting firms or their successors: Arthur Andersen LLP; Ernst & Young; KPMG Peat Marwick; Deloitte & Touche; PricewaterhouseCoopers LLP.

     1.19. "Intelligroup Group" means Intelligroup and its Subsidiaries (other than any member of the SeraNova Group). The members of the Intelligroup Group, as of the date of this Agreement, are set forth on Schedule A attached hereto.
                                                   ----------

     1.20. "Intelligroup Tax Benefit" means, with respect to any Taxable period or portion of a Taxable period, and as computed separately with respect to each Tax, the net decrease in each such Tax equal to the sum of all Adjustments made pursuant to a Final Determination with respect to each such Tax for each such Taxable period or portion of a Taxable period that are clearly attributable, or attributable by means of a reasonable apportionment, to the Intelligroup Group.

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

     1.21. "Intelligroup Tax Detriment" means, with respect to any Taxable period or portion of a Taxable period, and as computed separately with respect to each Tax, the net increase in each such Tax equal to the sum of all Adjustments made pursuant to a Final Determination with respect to each such Tax for each such Taxable period or portion of a Taxable period that are clearly attributable, or attributable by means of a reasonable apportionment, to the Intelligroup Group.

     1.22. "Interested Party" means Intelligroup or any other member of the Intelligroup Group or SeraNova or any other member of the SeraNova Group (including any successor and/or assign of any of each of the foregoing), as the case may be, to the extent (a) such Person is not the Controlling Party with respect to a Tax Contest; and (b) such Person (i) may be liable for, or required to make, any indemnity payment, reimbursement or other payment pursuant to the provisions of this Agreement with respect to such Tax Contest; or (ii) may be entitled to receive any indemnity payment, reimbursement or other payment pursuant to the provisions of this Agreement with respect to such Tax Contest.

     1.23. "Interested Party Notice" has the meaning set forth in Section 3.4(b) hereof.

     1.24. "Non-Line of Business Adjustment" means, with respect to any Taxable period or portion of a Taxable period, and as computed separately with respect to each Tax, the net increase or decrease in each such Tax, as the case may be, equal to the sum of all Adjustments made pursuant to a Final Determination with respect to each such Tax for each such Taxable period or portion of a Taxable period other than (a) any Tax Detriments or (b) any Tax Benefits. Notwithstanding any other provisions of this Agreement (except Section 2.3(e)) or the Distribution Agreement to the contrary, Non-Line of Business Adjustments shall include, but not be limited to, Restructuring Adjustments.

     1.25. "Person" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a governmental or political subdivision or an agency or instrumentality thereof.

     1.26. "Record Date" means the date determined by Intelligroup's Board of Directors (or determined by a committee of such Board of Directors or by any person pursuant to authority delegated to such committee or such person) as the record date for determining the shareholders of Intelligroup Common Stock entitled to receive SeraNova Common Stock pursuant to the Distribution

     1.27. "Restructuring Adjustment" means, with respect to any Taxable period or portion of a Taxable period, and as computed separately with respect to each Tax, the net increase or decrease in each such Tax, as the case may be, equal to the sum of all Adjustments made pursuant to a Final Determination with respect to each such Tax for each Taxable period or portion of a Taxable period that are attributable to, or as a result of, any transactions undertaken to effectuate the separation of Intelligroup's existing business of providing internet solutions into one independent business as contemplated under the Distribution Agreement including, but not limited to, any transactions undertaken pursuant to or relating to the Distribution, the SeraNova Stock Plan, and any offering of equity or equity-linked instruments by Intelligroup within one year of the Distribution Date.

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

     1.28. "Return" means any return, report, form or similar statement or document (including, without limitation, any related or supporting information or schedule attached thereto and any information return, claim for refund, amended return and declaration of estimated tax) that has been or is required to be filed with any Taxing Authority or that has been or is required to be furnished to any Taxing Authority in connection with the determination, assessment or collection of any Taxes or the administration of any laws, regulations or administrative requirements relating to any Taxes.

     1.29. "Separate Return" means any Return other than a Consolidated Return.

     1.30. "SeraNova Group" means SeraNova and the SeraNova Subsidiaries (other than any member of the Intelligroup Group) including the predecessor operations of SeraNova which were formerly a division of Intelligroup and which were contributed to SeraNova and all SeraNova Subsidiaries for any historical periods prior to the contribution of such subsidiaries to SeraNova. "SeraNova
Subsidiaries" means all past, present and future subsidiaries of SeraNova, regardless of whether such subsidiary was directly owned by the SeraNova Group at such time. As of the date of this Tax Sharing Agreement, such subsidiaries include the SeraNova Limited, Azimuth Companies, NetPub, and Intelligroup India, all as defined in the Distribution Agreement between SeraNova and Intelligroup, executed contemporaneously with the execution of this Tax Sharing Agreement.

     1.31. "SeraNova Stock Plan" means the SeraNova 1999 Stock Plan.

     1.32. "SeraNova Tax Detriment" means, with respect to any Taxable period or portion of a Taxable period, and as computed separately with respect to each Tax, the net increase in each such Tax equal to the sum of all Adjustments made pursuant to a Final Determination with respect to each such Tax for each such Taxable period or portion of a Taxable period that are clearly attributable, or attributable by means of a reasonable apportionment, to the SeraNova Group.

     1.33. "SeraNova Tax Benefit" means, with respect to any Taxable period or portion of a Taxable period, and as computed separately with respect to each Tax, the net decrease in each such Tax equal to the sum of all Adjustments made pursuant to a Final Determination with respect to each such Tax for each such Taxable period or portion of a Taxable period that are clearly attributable, or attributable by means of a reasonable apportionment, to the SeraNova Group.

     1.34. The "Shared Intelligroup Percentage" shall be such percentage as is reasonably apportionable to Intelligroup based on the actual Tax at issue, or if no such percentage is reasonably apportionable, then such percentage shall be 70%.

     1.35. The "Shared SeraNova Percentage" shall be such percentage as is reasonably apportionable to SeraNova based on the actual Tax at issue, or if no such percentage is reasonably apportionable, then such percentage shall be 30%.

     1.36. "Significant Obligation" means, in the case of an Interested Party, and with respect to any Adjustment, an obligation to make or right to receive any indemnity payment, reimbursement or other payment with respect to any such Adjustment (including the effect of any Correlative Adjustment relating thereto) pursuant to the terms of this Agreement that is greater than $10,000.

     1.37. "Subsidiary" means, with respect to any Person, any other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     1.38. "Tax" (and, with correlative meanings, "Taxes" and "Taxable") means, without limitation, and as determined on a jurisdiction-by-jurisdiction basis, each foreign or U.S. federal, state, local or municipal income, alternative or add-on minimum, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or any other tax, custom, tariff, impost, levy, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount related thereto, imposed by any Taxing Authority.

     1.39. "Tax Benefits" means any Intelligroup Tax Benefit or any SeraNova Tax Benefit, as the case may be.

     1.40. "Tax Contest" means, without limitation, any audit, examination, claim, suit, action or other proceeding relating to Taxes in which an Adjustment may be proposed, collected or assessed and in respect of which an indemnity payment, reimbursement or other payment may be sought under this Agreement.

     1.41. "Tax Detriments" means any Intelligroup Tax Detriment or any SeraNova Tax Detriment, as the case may be.

     1.42. "Taxing Authority" means any governmental authority or any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or other imposition of Taxes.

     1.43. "Ultimate Determination" has the meaning set forth in Section 3.5(b)(i) hereof.

                                   ARTICLE II
                                   ADJUSTMENTS

     2.1. IN GENERAL. In determining any liability and/or obligation to make, or right to receive, any indemnity payment, reimbursement or other payment to or from any party to this Agreement pursuant to this Agreement, any Taxable period or portion of a Taxable period that includes the Distribution Date shall be deemed to include and end on such Distribution Date and no party to this Agreement shall have any liability and/or obligation to make, or right to receive, any such indemnity payment, reimbursement or other payment with respect to any Taxable period or portion of a Taxable period that begins or is deemed to begin after the Distribution Date.


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

     2.2. TAX DETRIMENTS AND BENEFITS. (a) SeraNova shall be liable for, and shall indemnify and hold harmless, subject to Section 3.4 and Section 3.5 hereof, any member of the Intelligroup Group against any and all SeraNova Tax Detriments for any Taxable period or portion of a Taxable period ending or deemed to end on or before the Distribution Date with respect to any Return which properly includes any member of the SeraNova Group or the Intelligroup Group. SeraNova shall be entitled to receive, and shall be paid, subject to
Section 3.4 and Section 3.5 hereof, by Intelligroup, the amount of any SeraNova Tax Benefits for any Taxable period or portion of a Taxable period ending or deemed to end on or before the Distribution Date with respect to any Return which properly includes any member of the Intelligroup Group.

          (b) Intelligroup shall be liable for, and shall indemnify and hold harmless, as appropriate, and subject to Section 3.4 and Section 3.5 hereof, any member of the SeraNova Group against any and all Intelligroup Tax Detriments for any Taxable period or portion of a Taxable period ending or deemed to end on or before the Distribution Date with respect to any Return which properly includes any member of the SeraNova Group or the Intelligroup Group. Intelligroup shall be entitled to receive, and shall be paid, subject to Section 3.4 and Section
3.5 hereof, by SeraNova, the amount of any Intelligroup Tax Benefits for any Taxable period or portion of a Taxable period ending or deemed to end on or before the Distribution Date with respect to any Return which properly includes any member of the SeraNova Group.

     2.3. NON-LINE OF BUSINESS ADJUSTMENTS. (a) SeraNova shall be liable for, and shall indemnify and hold harmless, as appropriate, any member of the Intelligroup Group against SeraNova's share, as determined in Section 2.3(c) below, of any Non-Line of Business Adjustment the amount of which increases a Tax for any Taxable period or portion of a Taxable period ending or deemed to end on or before the Distribution Date with respect to any Return which properly includes any member of the SeraNova Group or the Intelligroup Group. SeraNova shall be entitled to receive, and shall be paid by Intelligroup, SeraNova's share, as determined in Section 2.3(c) below, of any Non-Line of Business Adjustment the amount of which decreases a Tax for any Taxable period or portion of a Taxable period ending or deemed to end on or before the Distribution Date with respect to any Return which properly includes any member of the Intelligroup Group.

          (b) Intelligroup shall be liable for, and shall indemnify and hold harmless, as appropriate, any member of the SeraNova Group against Intelligroup's share, as determined in Section 2.3(c) below, of any Non-Line of Business Adjustment the amount of which increases a Tax for any Taxable period or portion of a Taxable period ending or deemed to end on or before the Distribution Date with respect to any Return which properly includes any member of the SeraNova Group or the Intelligroup Group. Intelligroup shall be entitled to receive, and shall be paid by SeraNova, Intelligroup's share, as determined in Section 2.3(c) below, of any Non-Line of Business Adjustment the amount of which decreases a Tax for any Taxable period or portion of a Taxable period ending or deemed to end on or before the Distribution Date with respect to any Return which properly includes any member of the SeraNova Group.

          (c) Intelligroup and SeraNova shall share the amount of any Non-Line of Business Adjustment to the extent each such party is liable for and/or has an obligation to make, or has the right to receive, as the case may be, any indemnity payment, reimbursement or other payment with respect to such Non-Line of Business Adjustment under this Agreement, in proportion to the Shared Intelligroup Percentage and the Shared SeraNova Percentage, respectively; provided, however, that in the event that there is any Correlative Adjustment with respect to any such Non-Line of Business Adjustment, then Intelligroup and SeraNova shall share such Non-Line of Business Adjustment in the following manner in order to ensure that the party or parties that will bear the burden or inure to the benefit of the Correlative Adjustment in the future will share the Non-Line of Business Adjustment in proportion to each of their respective Shared Percentages after giving effect to such Correlative Adjustment:

               (i) first, the amount of any such Non-Line of Business Adjustment shall be increased or decreased, as appropriate, by the amount of the Correlative Adjustment, the net amount resulting from such increase or decrease being hereinafter referred to as the "Net Non-Line of Business Adjustment" for purposes of this Section 2.3(c);

               (ii) second, the Net Non-Line of Business Adjustment shall be allocated among Intelligroup and SeraNova in proportion to the Shared Intelligroup Percentage and the Shared SeraNova Percentage, respectively, to the extent each such party is liable for and/or has an obligation to make, or has the right to receive, as the case may be, any indemnity payment, reimbursement or other payment with respect to such Non-Line Of Business Adjustment under this Agreement; and

               (iii) finally, with respect to a party to which a Correlative Adjustment is attributable, that party's share of the Net Non-Line of Business Adjustment as allocated pursuant to paragraph (ii) of this Section 2.3(c) will be increased or decreased, as appropriate, by the amount, if any, of the Correlative Adjustment that is attributable to such party in order to arrive at such party's share of the Non-Line of Business Adjustment.

          (d) Following the determination of a party's share of a Non-Line of Business Adjustment pursuant to Section 2.3(c) above, and subject to Section 3.4 and 3.5 hereof, the Controlling Party that controls the Tax Contest to which such Non-Line of Business Adjustment relates shall (i) be entitled to reimbursement from Intelligroup or SeraNova, as the case may be, for each of their respective shares, if any, of any Non-Line of Business Adjustment the amount of which increases a Tax; and (ii) reimburse Intelligroup or SeraNova, as the case may be, for each of their respective shares, if any, of any Non-Line of Business Adjustment the amount of which decreases a Tax.

          (e) Notwithstanding any other provision of this Agreement or the Distribution Agreement to the contrary, if after the Distribution Date, Intelligroup or SeraNova takes any action or fails to take any action that directly or indirectly results in the Distribution not qualifying as a tax-free distribution under Section 355 of the Code, then Intelligroup or SeraNova, as the case may be, will be liable for any increased tax liability of Intelligroup and SeraNova arising therefrom. For purposes of this subparagraph (e), in the event the shareholders of either Intelligroup or SeraNova engage in a transaction which results in the Distribution not qualifying as a tax-free distribution under Section 355 of the Code, then the corporation which such shareholders own (that is, either Intelligroup or SeraNova, as the case may be) shall be liable for any increased tax liability arising therefrom.


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

          (f) Notwithstanding any other provision of this Agreement or the Distribution Agreement to the contrary, if the Distribution does not qualify as a tax-free distribution under Section 355 of the Code for reasons other than those described within subparagraph (e) above, including an Internal Revenue Service challenge or other third-party action, then any tax liability arising therefrom (including any settlement of liability) shall be allocated among Intelligroup and SeraNova in proportion to the Shared Intelligroup Percentage and the Shared SeraNova Percentage, respectively.

                                  ARTICLE III
                                  TAX CONTESTS

     3.1. NOTIFICATION OF TAX CONTESTS. The Controlling Party shall promptly notify all Interested Parties of (a) the commencement of any Tax Contest pursuant to which such Interested Parties may be required to make or entitled to receive an indemnity payment, reimbursement or other payment under this Agreement; and (b) as required and specified in Section 3.4 hereof, any Final Determination made with respect to any Tax Contest pursuant to which such Interested Parties may be required to make or entitled to receive any indemnity payment, reimbursement or other payment under this Agreement. The failure of a Controlling Party to promptly notify any Interested Party as specified in the preceding sentence shall not relieve any such Interested Party of any liability and/or obligation which it may have to the Controlling Party under this Agreement except to the extent that the Interested Party was prejudiced by such failure, and in no event shall such failure relieve the Interested Party from any other liability or obligation which it may have to such Controlling Party.

     3.2. TAX CONTEST SETTLEMENT RIGHTS. The Controlling Party shall have the sole right to contest, litigate, compromise and settle any Adjustment that is made or proposed in a Tax Contest without obtaining the prior consent of any Interested Party; provided, however, that, unless the parties provide notice of the waiver of such right, the Controlling Party shall, in connection with any proposed or assessed Adjustment in a Tax Contest for which an Interested Party may be required to make or entitled to receive an indemnity payment, reimbursement or other payment under this Agreement (a) keep all such Interested Parties informed in a timely manner of all actions taken or proposed to be taken by the Controlling Party; and (b) provide all such Interested Parties with copies of any correspondence or filings submitted to any Taxing Authority or judicial authority, in each case in connection with any contest, litigation, compromise or settlement relating to any such Adjustment in a Tax Contest. The failure of a Controlling Party to take any action as specified in the preceding sentence with respect to an Interested Party shall not relieve any such Interested Party of any liability and/or obligation which it may have to the Controlling Party under this Agreement except to the extent that the Interested Party was prejudiced by such failure, and in no event shall such failure relieve the Interested Party from any other liability or obligation which it may have to such Controlling Party. The Controlling Party may, in its sole discretion, take into account any suggestions made by an Interested Party with respect to any such contest, litigation, compromise or settlement of any Adjustment in a Tax Contest. All costs of any Tax Contest are to be borne by the Controlling Party and all Interested Parties in proportion to their respective liability to make indemnity payments, reimbursements or other payments under this Agreement with respect to an Adjustment made in such Tax Contest; provided, however, that (x) any costs related to an

Interested Party's attendance at any meeting with a Taxing Authority or hearing or proceeding before any judicial authority pursuant to Section 3.3 hereof, and
(y) the costs of any legal or other representatives retained by an Interested Party in connection with any Tax Contest that is subject to the provisions of this Agreement, shall be borne by such Interested Party.

     3.3. TAX CONTEST PARTICIPATION. Unless waived by the parties in writing, the Controlling Party shall provide an Interested Party with notice reasonably in advance of, and such Interested Party shall have the right to attend, any formally scheduled meetings with Taxing Authorities or hearings or proceedings before any judicial authorities in connection with any contest, litigation, compromise or settlement of any proposed or assessed Adjustment that is the subject of any Tax Contest pursuant to which such Interested Party may be required to make or entitled to receive an indemnity payment, reimbursement or other payment under this Agreement, but only if the Interested Party bears, or in the good faith judgment of the Controlling Party, may bear, a Significant Obligation with respect to such Adjustment; provided, however, that the Controlling Party may, in its sole discretion, permit an Interested Party that does not bear, or potentially bear, such a Significant Obligation with respect to such an Adjustment, to attend any such meetings, hearings or proceedings that relate to such Adjustment. In addition, unless waived by the parties in writing, the Controlling Party shall provide each Interested Party with draft copies of any correspondence or filings to be submitted to any Taxing Authority or judicial authority with respect to such Adjustments for such Interested Party's review and comment. The Controlling Party shall provide such draft copies reasonably in advance of the date that they are to be submitted to the Taxing Authority or judicial authority and the Interested Party shall provide its comments, if any, with respect thereto within a reasonable time before such submission. The failure of a Controlling Party to provide any notice, correspondence or filing as specified in this Section 3.3 to an Interested Party shall not relieve any such Interested Party of any liability and/or obligation which it may have to the Controlling Party under this Agreement except to the extent that the Interested Party was prejudiced by such failure, and in no event shall such failure relieve the Interested Party from any other liability or obligation which it may have to such Controlling Party.

     3.4. TAX CONTEST WAIVER. (a) The Controlling Party shall promptly provide notice to all Interested Parties in a Tax Contest (i) that a Final Determination has been made with respect to such Tax Contest; and (ii) enumerating the amount of the Interested Party's share of each Adjustment reflected in such Final Determination of the Tax Contest for which such Interested Party may be required to make or entitled to receive an indemnity payment, reimbursement or other payment under this Agreement.

          (b) Within thirty (30) days after an Interested Party receives the notice described in Section 3.4(a) hereof from the Controlling Party, such Interested Party shall give notice to the Controlling Party (i) that the Interested Party agrees with each Adjustment (and its share thereof) enumerated in the notice described in Section 3.4(a) hereof except with respect to those Adjustments (and/or its shares thereof) that, in the good faith judgment of the Interested Party, it disagrees with and has specifically enumerated its disagreement with, including the amount of such disagreement, in the statement (each such disagreed Adjustment (and/or share thereof) hereinafter referred to as a "Disputed Adjustment"); and (ii) that the Interested Party thereby waives its right to a determination by an Independent Third Party pursuant to the provisions of Section 3.5 hereof with respect to all Adjustments to which it agrees with its share

(this statement hereinafter referred to as the "Interested Party Notice"). The failure of an Interested Party to provide the Interested Party Notice to the Controlling Party within the thirty (30) day period specified in the preceding sentence shall be deemed to indicate that such Interested Party agrees with its share of all Adjustments enumerated in the notice described in Section 3.4(a) hereof and that such Interested Party waives its right to a determination by an Independent Third Party with respect to all such Adjustments (and its shares thereof) pursuant to Section 3.5 hereof.

          (c) During the thirty (30) day period immediately following the Controlling Party's receipt of the Interested Party Notice described in Section 3.4(b) above, the Controlling Party and the Interested Party shall in good faith confer with each other to resolve any disagreement over each Disputed Adjustment that was specifically enumerated in such Interested Party Notice. At the end of the thirty (30) day period specified in the preceding sentence, unless notice is provided of the mutual consent of the parties to the extension of such time period, the Interested Party shall be deemed to agree with all Disputed Adjustments that were specifically enumerated in the Interested Party Notice and waive its right to a determination by an Independent Third Party pursuant to
Section 3.5 hereof with respect to all such Disputed Adjustments unless, and to the extent, that at any time during such thirty (30) day (or extended) period, the Interested Party has given the Controlling Party notice that it is seeking a determination by an Independent Third Party pursuant to Section 3.5 hereof regarding the propriety of any such Disputed Adjustment.

          (d) Notwithstanding anything in this Agreement to the contrary, an Interested Party that does not have a Significant Obligation with respect to an Adjustment has no right to a determination by an Independent Third Party under
Section 3.5 hereof with respect to any such Adjustment.

     3.5. TAX CONTEST DISPUTE RESOLUTION. (a) In the event that an Interested Party has given the Controlling Party notice as required in Section 3.4(c) hereof that it is seeking a determination by an Independent Third Party pursuant to this Section 3.5 with respect to any Disputed Adjustment that was enumerated in an Interested Party Notice, then the parties shall, within ten (10) days after the Controlling Party has received such notice, jointly select an Independent Third Party to make such determination. In the event that the parties cannot jointly agree on an Independent Third Party to make such determination within such ten (10) day period, then the Controlling Party and the Interested Party shall each immediately select an Independent Third Party and the Independent Third Parties so selected by the parties shall jointly select, within ten (10) days of their selection, another Independent Third Party to make such determination.

          (b) In making its determination as to the propriety of any Disputed Adjustment, the Independent Third Party selected pursuant to Section 3.5(a) above shall assume that the Interested Party is not required or entitled under applicable law to be a member of any Consolidated Return. In addition, the Independent Third Party shall make its determination according to the following procedure:

               (i) The Independent Third Party shall analyze each Disputed Adjustment for which a determination is sought pursuant to this Section 3.5 to determine what is a fair and appropriate outcome (hereinafter referred to as the "Ultimate Determination") with respect to any such Disputed Amount, taking into account the following exclusive criteria: (A) the facts relating to such Adjustment; (B) the applicable law, if any, with respect to such Adjustment; (C) the position of the applicable Taxing Authority with respect to compromise, settlement or litigation of such Adjustment; (D) the strength of the factual and legal arguments made by the Controlling Party in reaching the outcome with respect to such Adjustment as reflected in the Final Determination of the Tax Contest; (E) the strength of the factual and legal arguments being made by the Interested Party for the alternative outcome being asserted by such Interested Party (including the availability of facts, information and documentation to support such alternative outcome); (F) the strength of the legal and factual support for other potential, non-frivolous Adjustments with respect to matters that were actually raised and contested by the applicable Taxing Authority in the Tax Contest for which the Interested Party could have been liable under this Agreement but which were eliminated or reduced as a result of the Controlling Party agreeing to the Disputed Adjustment as reflected in the Final Determination of the Tax Contest; (G) the effect of the actual outcome reached with respect to the Disputed Adjustment on other Taxable periods and on other positions taken or proposed to be taken in Returns filed or proposed to be filed by the Interested Party; (H) the realistic possibility of avoiding examination of potential, non-frivolous issues for which the Interested Party could be liable under this Agreement and that were contemporaneously identified in writings by the party or parties during the course of the Tax Contest but which had not been raised and contested by the applicable Taxing Authority in the Tax Contest; and (I) the benefits to the Interested Party in reaching a Final Determination, and the strategy and rationale with respect to the Interested Party's Disputed Adjustment that the Controlling Party had for agreeing to such Disputed Adjustment in reaching the Final Determination, in each case that were contemporaneously identified in writings by the party or parties during the course of the Tax Contest.

               (ii) The Interested Party shall only be entitled to modification of its share of a Disputed Adjustment under this Section 3.5 if, as the case may be, either (A) the amount that would be paid by the Interested Party under the Ultimate Determination with respect to such Disputed Adjustment is less than 80% of the amount that would be paid by the Interested Party with respect to such
Disputed Adjustment under the actual outcome reached with respect to such Disputed Adjustment; or (B) the amount that would be received by the Interested Party under the Ultimate Determination with respect to such Disputed Adjustment is more than 120% of the amount that the Interested Party would receive with respect to such  Disputed  Adjustment  under the  actual  outcome  reached  with respect to such  Disputed  Adjustment.  If an  Interested  Party is  entitled to modification of its share of any Disputed Adjustment under the preceding sentence, the amount the Interested Party is entitled to receive, or is required to pay, as the case may be, with respect to such Disputed Adjustment shall be equal to the amount of the Ultimate Determination of such Disputed Adjustment. The Independent Third Party will provide notice to the Controlling Party and the Interested Party stating whether the Interested Party is entitled to modification of its share of the Disputed Adjustment pursuant to this paragraph
(ii) and, if the Interested Party is entitled to such modification, the amount as determined in the preceding sentence that the Interested Party is entitled to receive from, or required to pay to, the Controlling Party with respect to such Disputed Adjustment.

          (c) Any determination made or notice given by an Independent Third Party pursuant to this Section 3.5 shall be (i) in writing; (ii) made within thirty (30) days following the selection of the Independent Third Party as set forth in Section 3.5(a) of this Agreement unless such period is otherwise extended by the mutual consent of the parties; and (iii) final and binding upon the parties. The costs of any Independent Third Party retained pursuant to this Section 3.5 shall be shared equally by the parties. The Controlling Party and the Interested Party shall provide the Independent Third Party jointly selected pursuant to Section 3.5(a) hereof with such information or documentation as may be appropriate or necessary in order for such Independent Third Party to make the determination requested of it. Upon issuance of an Independent Third Party's notice under Section 3.5(b)(ii) hereof, the Controlling Party or the Interested Party, as the case may be, shall pay as specified in Article IV of this Agreement, the amount, if any, of the Disputed Adjustment to the appropriate party.

                                   ARTICLE IV
                              PROCEDURE AND PAYMENT

     4.1. PROCEDURE. (a) If an Interested Party has any liability and/or obligation to make, or the right to receive, any indemnity payment, reimbursement or other payment with respect to an Adjustment under this Agreement for which it does not have a right to a determination by an Independent Third Party under Section 3.5 hereof, then the amount of such Adjustment shall be immediately due and payable upon receipt by the Interested Party of a notice of Final Determination of a Tax Contest as required and specified in Section 3.4(a) hereof.

          (b) If after (i) notice of a Final Determination of a Tax Contest as required and specified in Section 3.4(a) hereof has been given by a Controlling Party to an Interested Party; and (ii) the Interested Party receiving such notice has either:

                    (A) failed to provide the Interested Party Notice specified in Section 3.4(b) hereof within the thirty (30) day period set forth in Section 3.4(b);

                    (B)  provided  the  Interested  Party  Notice  specified  in
Section 3.4(b) hereof within the thirty (30) day period specified in Section 3.4(b) agreeing to all Adjustments (and the Interested Party's share of all such Adjustments) and waiving the right to an Independent Third Party determination pursuant to Section 3.5 hereof with respect to all such Adjustments (and the Interested Party's share of such Adjustments);

                    (C)  provided  the  Interested  Party  Notice  specified  in
Section 3.4(b) hereof within the thirty (30) day period specified in Section 3.4(b) agreeing with some, but not all, Adjustments (and the Interested Party's share of such agreed Adjustments) and waiving the right to an Independent Third Party Determination pursuant to Section 3.5 hereof with respect to all such agreed Adjustments (and the Interested Party's share of such Adjustments); or

                    (D)  provided  the  Interested  Party  Notice  specified  in
Section 3.4(b) hereof within the thirty (30) day period specified in Section 3.4(b) specifically enumerating the Disputed Adjustments to which it does not agree and for which the notice specified in either Section 3.5(b)(ii) hereof relating to any such Disputed Adjustment has been given by an Independent Third Party, then the amount of any Adjustment agreed to or deemed to be agreed to by the Interested Party, or for which an Independent Third Party notice has been given pursuant to either Section 3.5(b)(ii) hereof, as set forth in each of clauses
(A), (B), (C) or (D) above, shall be immediately due and payable.

          (c) Any Person entitled to any indemnification, reimbursement or other payment under this Agreement with respect to the amount of any Adjustment that has become immediately due and payable under Section 4.1(b) (the "Indemnified Party") shall notify the Person against whom such indemnification, reimbursement or other payment is sought (the "Indemnifying Party") of its right to and the amount of such indemnification, reimbursement or other payment; provided, however, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability and/or obligation which it may have to an Indemnified Party on account of the provisions contained in this Agreement except to the extent that the Indemnifying Party was prejudiced by such failure, and in no event shall such failure relieve the Indemnifying Party from any other liability or obligation which it may have to such Indemnified Party. The Indemnifying Party shall make such indemnity payment, reimbursement or other payment to the Indemnified Party within thirty (30) days of the receipt of the notice specified in the preceding sentence; provided, however, that, in the case of any Final Determination of a Tax Contest involving a state, local or municipal Tax in which the Indemnifying Party is also the Controlling Party with respect to such Tax Contest and, as Controlling Party, is entitled to receive an overall net refund from the applicable state, local or municipal Taxing Authority with respect to such state, local or municipal Tax, then the Indemnifying Party shall make such indemnity payment, reimbursement or other payment to the Indemnified Party within thirty (30) days from the date the Indemnifying Party actually receives payment of or obtains the benefit of the net refund due from the applicable state, local or municipal Taxing Authority.

     4.2. PAYMENT. Any indemnity payment, reimbursement or other payment required to be made pursuant to this Agreement by an Indemnifying Party to an Indemnified Party shall be made, at the option of the Indemnifying Party, by (a) certified check payable to the order of the Indemnified Party; or (b) wire transfer of immediately available funds to such bank and/or other account of the Indemnified Party as from time to time the Indemnified Party shall have directed the Indemnifying Party, in writing. Any indemnity payment, reimbursement or other payment required to be made by an Interested Party pursuant to this Agreement shall bear interest at the Federal Short-Term Rate plus 2%, per annum, from the date such Interested Party receives the notice of Final Determination made with respect to a Tax Contest as provided in Section 3.4(a) hereof. Any indemnity payment, reimbursement or other payment required to be made by a Controlling Party to an Interested Party pursuant to this Agreement shall bear interest at the Federal Short-Term Rate plus 2%, per annum, from a date thirty
(30) days after the date of a Final Determination made with respect to a Tax Contest; provided, however, that, in the case of any Final Determination of a Tax Contest involving a state, local or municipal Tax in which the Controlling Party is entitled to receive an overall net refund from the applicable state, local or municipal Taxing Authority with respect to such state, local or municipal Tax, such indemnity payment, reimbursement or other payment to be made by the Controlling Party shall bear interest at the Federal Short-Term Rate plus 2%, per annum, from the date the Controlling Party actually receives payment of or obtains the benefit of the net refund due from the applicable state, local or municipal Taxing Authority.

                                   ARTICLE V
                                OTHER TAX MATTERS

     5.1. TAX POLICIES AND PROCEDURES DURING CONSOLIDATION. It is understood and agreed that during Consolidation:

          (b) Members of the SeraNova Group shall adopt and follow the Tax policies and procedures that have been established by Intelligroup, unless Intelligroup shall otherwise consent as provided herein.

          (c) Intelligroup shall establish all Return positions and make all Tax elections relating to a Consolidated Return. Members of the SeraNova Group shall take such Consolidated Return positions and make such Tax elections relating to a Consolidated Return as may be taken or made by Intelligroup, or as reasonably requested by Intelligroup to be taken or made by any member of the SeraNova Group, unless Intelligroup shall otherwise consent, as provided herein.

          (d) With respect to the Consolidated Return for the taxable period including the Distribution Date, the parties of this Agreement shall indemnify each other in a manner consistent with Article II for the amount of any difference between (i) the Tax liability of such party (including all of the members of its respective Group) as calculated on a separate basis for purposes of determining the final tax accrual provision for the period ending on the Distribution Date and (ii) the Tax liability of such party (including all the members of its respective Group) as calculated on a separate basis for purposes of determining the total Tax liability as reported on the Consolidated Return filed with respect to the taxable period including the Distribution Date. Any payments to be made pursuant to this Section 5.1(c) shall be made within forty-five (45) days of the filing of such Consolidated Return.

     5.2. COOPERATION. Except as otherwise provided in this Agreement, each member of the Intelligroup Group and the SeraNova Group, as the case may be, shall, at their own expense, cooperate with each other in the filing of, or any Tax Contest relating to, any Return and any other matters relating to Taxes and, in connection therewith, shall (i) maintain appropriate books and records for any and all Taxable periods or any portion of a Taxable period that may be required by Intelligroup's record retention policies; (ii) provide to each other such information as may be necessary or useful in the filing of, or any Tax Contest relating to, any such Return; (iii) execute and deliver such consents, elections, powers of attorney and other documents as may be required or appropriate for the proper filing of any such Return or in conjunction with any Tax Contest relating to any such Return; and (iv) make available for responding to inquiries of any other party or any Taxing Authority, appropriate employees and officers of and advisors retained by any member of the Intelligroup Group or the SeraNova Group, as the case may be.

     5.3. FILING OF RETURNS. The Person that would be the Controlling Party with respect to any Tax Contest relating to a Return for which any indemnity payment, reimbursement or other payment may be sought under this Agreement shall (a) prepare and file, or cause to be prepared and filed, any such Return within the time prescribed for filing such Return (including all extensions of time for filing); and (b) shall timely pay, or cause to be timely paid, the amount of any Tax shown to be due and owing on any such Return. Such Person shall bear all costs associated with preparing and filing, or causing to be prepared and filed, any such Return. Except as provided in Section 5.1(b) hereof (relating to Consolidated Returns), such Person shall establish all Return positions and make all Tax elections relating to such Returns.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.1. GOVERNING LAW. To the extent not preempted by any applicable foreign or U.S. federal, state, or local Tax law, this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey, irrespective of the choice of laws principles of the State of New Jersey, as to all matters, including matters of validity, construction, effect, performance and remedies.

     6.2. AFFILIATES. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Affiliate of such party; provided, however, that for purposes of the foregoing, no Person shall be considered an Affiliate of a party if such Person is a member of another party's Group.

     6.3. AMENDMENTS; NO WAIVERS. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Intelligroup and SeraNova, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     6.4. NOTICES. On behalf of Intelligroup and SeraNova, the individuals set forth below (or any other individuals delegated in writing by each of the foregoing) shall serve as the single point of contact to receive or give any notice or other communication required or permitted to be given to any member of each of their respective Groups under this Agreement. Unless the individual designated to receive any notice or other communication is the same individual designated to give such notice or other communication, all notices or other communications under this Agreement shall be in writing and shall deemed to be duly given when (a) delivered in person; or (b) sent by facsimile; or (c) deposited in the United States mail, postage prepaid and sent certified mail, return receipt requested; or (d) deposited in private express mail, postage prepaid, addressed as follows:

            If to any member of the Intelligroup Group, to:

                        Intelligroup, Inc.
                        499 Thornall Street
                        Edison, NJ 08837
                        Attn:  Ashok Pandey, Co-Chief Executive Officer
                        Facsimile:  732-362-2100

            If to any member of the SeraNova Group, to:

                        SeraNova ,Inc.
                        c/o Intelligroup, Inc.
                        499 Thornall Street
                        Edison, NJ 08837
                        Attn:  Rajkumar Koneru, President and Chairman
                        Facsimile:  732-362-2100

Copies of any and all notices shall be (a) delivered in person; or (b) sent by facsimile; or (c) deposited in the United States mail, postage prepaid and sent certified mail, return receipt requested; or (d) deposited in private express mail, postage prepaid, addressed as follows:

                        David J. Sorin
                        Buchanan Ingersoll Professional Corporation
                        650 College Road East
                        Princeton, NJ 08540
                        Facsimile: (609) 520-0360

Any party may, by written notice to the other parties, change the address to which such notices (or copies of notices) are to be given.

     6.5. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.

     6.6. ENTIRE AGREEMENT; CONFLICTING OR INCONSISTENT PROVISIONS. This Agreement is intended to provide rights, obligations and covenants in respect of Taxes and shall supercede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and thereof. In the event that any provision or term of this Agreement conflicts or is inconsistent with any provision or term of any other agreement between or among Intelligroup or any other member of the Intelligroup Group and/or SeraNova or any other member of the SeraNova Group, as the case may be, which is in effect on or prior to the date hereof, the provision or term of this Agreement shall control and apply and the provision or term of any other agreement shall, to the extent of such conflict or inconsistency, be inoperative and inapplicable.

     6.7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     6.8. HEADINGS. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     6.9. ARBITRATION. Unless otherwise provided for in this Agreement, any conflict or disagreement arising out of the interpretation, implementation or compliance with the provisions of this Agreement shall be finally settled pursuant to the provisions of Article 6 (Arbitration; Dispute Resolution) of that certain Contribution Agreement by and between Intelligroup, Inc. and SeraNova, Inc. dated as of January 1, 2000, which provisions are incorporated herein by reference.

     6.10. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     6.11. DURATION. Notwithstanding anything in this Agreement or the Distribution Agreement to the contrary, the provisions of this Agreement shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof).

     IN WITNESS WHEREOF, the parties hereto have caused this Tax Sharing Agreement to be executed by their duly authorized representatives as of date hereof.

                                 INTELLIGROUP, INC.



                                 By: /s/ Ashok Pandey
                                     ----------------------------------------
                                     Ashok Pandey, Co-Chief Executive Officer


                                 SERANOVA, INC.



                                 By: /s/ Raj Koneru
                                     ---------------------------------------
                                     Rajkumar Koneru, President and Chairman

                                   SCHEDULE A
                        List of Intelligroup Subsidiaries

--------------------------------------------------------------------------
       United States
--------------------------------------------------------------------------
Intelligroup Inc.                  Empower Solutions Inc.
499 Thornall Street                3343 Peachtree Road, NE
Edison, NJ 08837                   Suite 270
                                   Atlanta, GA 30326
--------------------------------------------------------------------------
      United Kingdom
--------------------------------------------------------------------------
Intelligroup Europe Ltd.           CPI Resources Ltd
Del Monte House                    The Manor House
Staines TW18 4JD                   Mount Street
England                            Diss
                                   Norfolk   IP22 3QQ
                                   England

                                   CPI Consulting Ltd
                                   The Manor House
                                   Mount Street
                                   Diss
                                   Norfolk   IP22 3QQ
                                   England
--------------------------------------------------------------------------
New Zealand                        Australia
--------------------------------------------------------------------------
Intelligroup New Zealand Ltd.      Intelligroup Australia Pty, Ltd.
11th Floor, Morrison Kent House    Suite 103, 90 Mount Street
105 The Terrace                    North Sydney   NSW  2060
Wellington New Zealand             Australia
--------------------------------------------------------------------------
Denmark                            Japan
--------------------------------------------------------------------------
Intelligroup Nordic A/S            Intelligroup Japan Ltd.
Slotsgade 18                       Office -  Masuyama Bldg. 5F
DK-5000 Odense C                   Kiba-5-1-1, Koto-Ku,
                                   Tokyo - 135-0042
--------------------------------------------------------------------------
India                              Singapore
--------------------------------------------------------------------------
Intelligroup Asia Pvt. Ltd.        Intelligroup Singapore Pvt. Ltd.
Plot #s 883 & 884, Road #45,       10 Hoe Chiang Road
Jubilee Hills,                     #17-02
Hyderabad 500 033, India.          Keppel Towers
                                   Singapore 089315
--------------------------------------------------------------------------